THRIVENT SERIES FUND, INC.

Supplement to Prospectus

dated April 30, 2014

with respect to

Thrivent Partner Small Cap Growth Portfolio

Thrivent Partner Small Cap Value Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

Thrivent Natural Resources Portfolio

Thrivent Partner Technology Portfolio

1.	The Board of Directors of Thrivent Series Fund, Inc. (the “Fund”) has approved the following mergers of series of the Fund:

Target Portfolio		Acquiring Portfolio
Thrivent Partner Small Cap Growth Portfolio	into	Thrivent Small Cap Stock Portfolio
Thrivent Partner Small Cap Value Portfolio	into	Thrivent Small Cap Stock Portfolio
Thrivent Mid Cap Growth Portfolio	into	Thrivent Mid Cap Stock Portfolio
Thrivent Partner Mid Cap Value Portfolio	into	Thrivent Mid Cap Stock Portfolio
Thrivent Natural Resources Portfolio	into	Thrivent Large Cap Stock Portfolio
Thrivent Partner Technology Portfolio	into	Thrivent Large Cap Growth Portfolio

Each merger is subject to approval by contractholders of the applicable Target Portfolio at a special meeting of contractholders to be held on or about August 14, 2015. Each merger, if approved by contractholders, would occur on or about August 21, 2015. The Target Portfolios and their corresponding subaccounts will be closed as new investment selections after the close of business on May 21, 2015. If you already invest in one of the subaccounts corresponding to a Target Portfolio, you can continue to invest in the subaccount until the merger has been completed.

2.	Timothy Ryan, CFA has been named a portfolio manager of Thrivent Partner Mid Cap Value Portfolio. Mr. Ryan is a Vice President of Goldman Sachs Asset Management, L.P.

3.	David J. Lettenberger, CFA is now the only person who is primarily responsible for the day-to-day management of Thrivent Partner Small Cap Growth Portfolio.

4.	James M. Tinucci, CFA has been named as the associate portfolio manager of Thrivent Small Cap Stock Portfolio. Mr. Tinucci has been with Thrivent Financial since 2014, and previously held various positions at Thrivent Financial from 2007 to 2012. Prior to rejoining Thrivent Financial, Mr. Tinucci was a manager at Deloitte Consulting.

5.	Darren M. Bagwell, CFA has been named a portfolio manager of Thrivent Large Cap Growth Portfolio. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is the firm’s Director of Equity Research.

The date of this Supplement is March 19, 2015.

Please include this Supplement with your Prospectus.

28881